UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 16, 2016

LANTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7535 Irvine Center Drive, Suite 100

Irvine, California 92618

(Address of principal executive offices, including zip code)

(949) 453-3990

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Common Stock Purchase Agreement

On June 16, 2016, Lantronix, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Hale Capital Partners, LP (“Hale Capital”), pursuant to which the Company issued 1,941,748 shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Shares”), to Hale Capital at a price of $1.03 per share, which reflects the closing price of the Common Stock as of June 15, 2016, for an aggregate purchase price of $2.0 million.

The offer and sale of the Common Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder. The offer and sale of the Common Shares were not made in connection with any general solicitation, and Hale Capital represented to the Company that it is an “accredited investor” as defined in Rule 501(a) of Regulation D. No underwriters were involved, and no underwriting commissions or fees were paid, in connection with the offer and sale of the Common Shares.

As discussed in greater detail below, pursuant to the terms of the Purchase Agreement, the Company agreed to appoint Martin Hale, Jr. as a director.

The Purchase Agreement provides that, subject to certain limitations, the Company must file a registration statement with the SEC within 180 days covering the resale of all of the Common Shares.

The Purchase Agreement also contains other representations, warranties and covenants that are customary for transactions of this nature.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 10.1 and is incorporated herein by reference.

Appointment of Martin Hale, Jr. as a Director

On June 17, 2016, pursuant to the terms of the Purchase Agreement, the board of directors of the Company (the “Board”) approved an increase in the size of the Board from five to six members, and appointed Martin Hale, Jr., the CEO of Hale Capital, as a director to fill the vacancy created by the increase in the size of the Board.

Mr. Hale, age 44, has served as the founder and CEO of Hale Capital Partners, a New York-based private growth equity fund, since 2007. Mr. Hale has 19 years of experience in venture capital and private equity as a board member. Mr. Hale currently serves as a director of Falconstor Software, Inc. and Midway Gold Corporation. Mr. Hale has also served as a director of Adept Technology, Inc., Flarion Corporation, Celiant Corporation, Analex Corporation, Aurora Flight Sciences, Vallent Corporation, Paradigm Holdings, LocationLogic LLC, United Silver Corp., and Telanetix. Prior to Hale Capital Partners, Mr. Hale was a Managing Director and member of the founding team of Pequot Ventures, an associate at Geocapital Partners, and an analyst with Broadview International. Mr. Hale received a B.A. from Yale University.

Mr. Hale’s qualifications to serve on the Board include extensive experience as an investor and a board member of technology companies helping small public companies to grow and be more successful.

Mr. Hale will be entitled to receive compensation and reimbursement of expenses consistent with the compensation policies applicable to the Company’s other independent directors. Accordingly, on June 17, 2016, Mr. Hale was granted a nonqualified stock option (the “Option”) to purchase 10,890 shares of the Common Stock pursuant to a Stock Option Award Agreement issued under the Company’s 2010 Amended and Restated Stock Incentive Plan, at an exercise price per share equal to $1.05, which reflects the closing price of the Common Stock on the NASDAQ Capital Market on the date of grant. The Option vests in equal monthly tranches from the date of grant through November 19, 2016, and may be exercised for up to two years after a termination of service as a director (but in no event later than the expiration of the term of the Option). The number of shares of Common Stock covered by the Option represents a pro-rated amount of the annual option grant made to non-employee directors pursuant to the Company’s director compensation policies.

Except as set forth in the Purchase Agreement, there are no arrangements or understandings between Mr. Hale and any other person pursuant to which he was selected to serve as a director. There are no family relationships between Mr. Hale and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Except for the director compensation arrangements described above, there are no relationships involving Mr. Hale that are required to be reported pursuant to Item 404(a) of Regulation S-K.

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Indemnification Agreements

On June 16, 2016, the Board approved a revised form of indemnification agreement to be entered into with the Company’s directors and officers (the “Revised Indemnification Agreement”). The Company also entered into the Revised Indemnification Agreement with each of its directors (including Mr. Hale), as well as with the Company’s Chief Financial Officer and General Counsel.

The Revised Indemnification Agreement is attached to this Current Report as Exhibit 10.2 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under the heading “Common Stock Purchase Agreement” in Item 1.01 of this Current Report is incorporated by reference in this Item 3.02.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under the heading “Appointment of Martin Hale, Jr. as a Director” in Item 1.01 of this Current Report is incorporated by reference in this Item 5.02.

Item 8.01.	Other Events.

On June 16, 2016, the Company issued a press release in connection with the execution of the Purchase Agreement and the consummation of the transactions contemplated thereby as described in this Current Report. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 8.01, including the press release attached as Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section. Such information shall not be deemed to be incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description
10.1	Common Stock Purchase Agreement by and between Lantronix, Inc. and Hale Capital Partners, LP, dated June 16, 2016
10.2	Form of Indemnification Agreement
99.1	Press Release, dated June 16, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2016		LANTRONIX, INC.

	By:	/s/ Jeremy Whitaker
Jeremy Whitaker Chief Financial Officer

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Exhibit Index

Exhibit Number	Description
10.1	Common Stock Purchase Agreement by and between Lantronix, Inc. and Hale Capital Partners, LP, dated June 16, 2016
10.2	Form of Indemnification Agreement
99.1	Press Release, dated June 16, 2016

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